                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we herby consent to the incorporation by reference in this registration statement of our report dated May 18, 1998 included in IXC Communications, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.



/s/ ARTHUR ANDERSEN


Jackson, Mississippi
   June 3, 1999.